Income Taxes (Schedule of Reconciliation of Statutory Federal Income Tax Rate to Effective Income Tax Rate) (Details) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Reconciliation between the statutory rate and the effective tax rate, amount
Tax at U.S. statutory rate	$ 1,301,660	$ 1,344,307
State taxes, net of federal benefit	191,421	197,692
Expiration of state net operating losses	(326,586)
Permanent differences and other	(157,383)	(170,203)
Change in valuation allowance	(1,009,112)	(1,371,796)
Income tax expense
Reconciliation between the statutory rate and the effective tax rate, percent
Computed "expected" tax	34.00%	34.00%
State income taxes, net of Federal income tax effect	5.00%	5.00%
Expiration of state net operating losses	(9.00%)
Permanent differences and other	(4.00%)	(4.00%)
Change in valuation allowance	(26.00%)	(35.00%)
Effective tax rate